UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2009

Park National Corporation
 (Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 349-8451

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

John W. Kozak, Chief Financial Officer of Park National Corporation (“Park”), announced that, through an arrangement with NYSE Euronext, Park will participate in the July 8, 2009 Virtual Investor Forum. The slides that are to accompany the presentation are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference. The slides are also available in the Investor Presentations section of Park’s Internet web site at www.parknationalcorp.com.

Without limiting the generality of the foregoing, the text of the slide entitled “Forward-looking Statements” is incorporated by reference into this Item 7.01.

No part of this Current Report on Form 8-K shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Slides to accompany presentation for Park National Corporation, made on July 8, 2009, through an arrangement with NYSE Euronext (furnished pursuant to Item 7.01 hereof).

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: July 8, 2009

By: /s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated July 8, 2009

Park National Corporation

Exhibit No.	Description
99.1	Slides to accompany presentation for Park National Corporation, made on July 8, 2009, through an arrangement with NYSE Euronext (furnished pursuant to Item 7.01 hereof).

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